UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): April 1, 2005

                                  Luby's, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ---------------------------------------------
                 (State or other jurisdiction of incorporation)

            1-8308                                       74-1335253
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   (Commission File Number)                 (IRS Employer Identification Number)

                       13111 Northwest Freeway, Suite 600
                                Houston, TX 77040
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          (Address of principal executive offices, including zip code)

                                 (713) 329-6800
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              (Registrant's telephone number, including area code)



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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.

On April 1, 2005, Luby's, Inc. (the "Company") repaid all amounts outstanding under its term debt facility, which had an outstanding balance of $14.6 million as of the end of the second quarter ended February 9, 2005. Funds for the repayment came from an $8.0 million draw down of the Company's existing revolving line of credit, cash generated from operations, and proceeds from real estate sales since the end of the second quarter. As of April 6, 2005, the principal amount outstanding under the Company's revolving line of credit was $36.0 million. For additional information about the Company's revolving line of credit, please see Note 7, "Debt," in the Notes to Consolidated Financial Statements included in Item 1 of the Company's Quarterly Report for the quarterly period ended February 9, 2005, which was filed with the Securities and Exchange Commission on March 29, 2005.


Item 9.01. Financial Statements and Exhibits.

      (c)  Exhibits. The following exhibit is filed herewith:

           Exhibit No.       Description
           -----------       -----------
           99.1              Press Release of Luby's, Inc., dated April 6, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LUBY'S, INC.
                                          (Registrant)

Date:   April 6, 2005     By:               /s/Christopher J. Pappas
                              --------------------------------------------------
                                            Christopher J. Pappas
                                            President and
                                            Chief Executive Officer

                                  EXHIBIT INDEX



  Exhibit No.               Description
  -----------               -----------
  99.1                      Press Release of Luby's, Inc., dated April 6, 2005.